UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, DC 20549

                          FORM 8-K
                       CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                         ACT OF 1934

              Date of Report: November 24, 2009
              (Date of earliest event reported)

                 IGENE BIOTECHNOLOGY, INC.
     __________________________________________________
     (Exact name of registrant as specified in charter)

     Maryland             000-15888           52-1230461
 _________________    ________________   ___________________

  (State or Other     (Commission File      (IRS Employer
   Jurisdiction            Number)       Identification No.)
 of Incorporation)


     9110 Red Branch Road                  21045
     Columbia, Maryland
    _____________________             _______________
    (Address of principal                (Zip code)
    executive of offices)


                        (410) 997-2599
                ______________________________
                (Registrant's telephone number
                     including area code)


                             n/a
                ______________________________
                    (Former Name or former
                address, if changed since last
                           report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see
General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement  communications  pursuant to Rule 14d-
2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement  communications  pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))

____________________________________________________________


Item 5.03 Amendments to Articles of Incorporation or Bylaws;
          Change in Fiscal Year.


     On November 24, 2009, the directors of IGENE Biotechnology, Inc. (the "Company") unanimously resolved to delete Section 11 of Article 1 of the Bylaws of the Company and replace it with: "Informal Action by Stockholders. Any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting if a consent in writing setting forth such action is signed by the holders of the requisite number of shares as provided herein and who are entitled to vote thereon and such consent is filed with the records of stockholders' meetings."

                          SIGNATURE

     Pursuant   to   the   requirements  of  the  Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             IGENE BIOTECHNOLOGY, INC.

December 1, 2009        By:  /S/ STEPHEN F. HIU
                             _______________________________
                                 STEPHEN F. HIU
                                 President